                                                                   Exhibit 10.54

Cisco Systems
[LOGO](TM)
Capital



December 2, 1999

CAIS, Inc.
1255 22nd Street NW
Fourth Floor
Washington D.C. 20037
Attn:  Barton Groh

Dear Mr. Groh:

Reference is made to the Agreement dated as of June 30, 1999 (as amended, modified, renewed or extended from time to time, the "Credit Agreement"), between CAIS, Inc. ("Borrower") and Cisco Systems Capital Corporation ("Lender"), the terms defined therein being used herein as therein defined.

1. Lender has recently conducted a review of its procedures and policies regarding Loan fundings and interest rate calculations under the vendor credit facilities to which it is a party, including the Agreement, and as a result of such review wishes to propose certain changes to the Agreement and Notes.

The Lender wishes to clarify the advance notice requirements and funding procedures in connection with the Credit Agreement, and, accordingly, proposes that Section 2.3 of the Credit Agreement be amended and restated in its entirety to read as follows:

     2.3  Borrowing Procedure. Each Loan to be made hereunder shall be
          -------------------
     in such minimum principal amount as shall be specified in the Schedule and shall be subject to five Banking Days' advance written notice, or telephonic notice (confirmed immediately in writing). Each such written notice of borrowing shall be in substantially the form of Exhibit A (with appropriate
                               ---------
     completions). Upon fulfillment of the applicable conditions set forth in Section 3.1 and 3.2, and subject to the Funding Procedures and Policies (as defined below), Lender shall make the proceeds of the Loan available in accordance with the Borrower's payment instructions. Without limiting the generality of the foregoing, in the case of any Loan made hereunder for the purpose of paying the purchase price of Cisco Products, (i) Lender shall make the Loan available directly to the Vendor, and (ii) if the Vendor is Cisco Systems, each such Loan shall be deemed to be outstanding hereunder and under the Note evidencing such Loan effective as of the date 30 days after the invoice date of the Cisco Products which are being financed by such Loan (or on such date thereafter as Cisco Systems shall agree to in its sole discretion), and Lender is hereby authorized to make such Loans without being required to receive a notice of borrowing with respect thereto. Borrower hereby authorizes and directs Lender to make direct payment to any Vendor and any other intended recipient, if any, of Loan proceeds. Lender will make loan proceeds available to any Vendor or other recipient thereof on or not later than five Banking Days following the requested Borrowing Date. As used herein, "Funding Procedures and Policies" means the Lender's "Funding Procedures and Policies" as in effect from time to time, as communicated to Borrower.

Lender will be quoting LIBOR on a calendar quarter basis and adjusting the rounding convention it uses in determining LIBOR. Accordingly, Lender proposes that the fourth paragraph of each Note be amended and restated in its entirety to read as follows, effective as of the beginning of the current calendar quarter:

     The period between the date of a Loan and the Maturity Date shall be divided into successive periods, each such period being an "Interest Period" for purposes of this Promissory Note. The initial Interest Period for a Loan shall begin on the date such Loan is made and end on the next Quarterly Date. Each subsequent Interest Period shall begin on the last day of the immediately preceding Interest Period and shall end on the next succeeding Quarterly Date. As used herein, "LIBOR" means for any Interest Period the rate of interest per annum determined by Lender to be the rate of interest per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) for deposits in Dollars for three months appearing on the display page designated as "3750" in the Dow Jones Market Service (formerly known as the Telerate Service), or any replacement page thereof in the Dow Jones Market Service displaying London interbank offered rates of major banks for Dollar deposits, at or about 11:00 a.m. (London time) on the second Banking Day preceding the first day of the applicable calendar quarter in which such Interest Period occurs, provided that if no, or only one, such offered quotation appears on such Telerate display page (or such other replacement page), "LIBOR" shall be determined by reference to the Reuters Screen LIBO Page of the Reuters Monitor Money Rates Service (or any replacement page thereof or other applicable Reuters display page) or other comparable source of interest quotations for such interbank rates selected by Lender; and "Quarterly Date" means the last day of each calendar quarter.

2. Borrower has requested that Lender agree to the following amendments to the Credit Agreement. Lender has agreed to such request, subject to the terms and conditions hereof.

     (a) The Schedule of Information to the Credit Agreement shall be amended and restated in its entirety as set forth on Exhibit A attached hereto.
                                                  ---------

     (b) Exhibit A to the Credit Agreement shall be amended and restated in its entirety as set forth on Exhibit B attached hereto.
                              ---------

     (c) The attached promissory notes, set forth on Exhibit C and Exhibit D
                                                     ---------     ---------
     attached hereto (reflecting the amendments contemplated herein), shall be substituted for the promissory notes previously executed and delivered by Borrower.

     (d) Exhibit E to the Credit Agreement shall be amended and restated in its entirety as set forth on Exhibit E attached hereto.
                              ---------

3.   Borrower has requested that Lender waive the requirement set forth in
Section 5.1(q) of the Credit Agreement. Lender has agreed to such request, provided that no lock box or collection account is established in favor of Nortel under the Nortel Credit Agreement. Notwithstanding the foregoing, if Borrower shall at any time establish a lock box or collection account in favor of Nortel, Borrower shall within 30 days of the effectiveness thereof, fully comply with the requirements set forth in Section 5.1(q).

Except as provided above, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.

Please indicate the agreement of Borrower and Guarantor to the foregoing by signing and returning to Lender, to the attention of our legal counsel, Bernice Lake, Esq., a counterpart of this letter. We look forward to receiving your response. Please contact Bernice Lake at your earliest convenience on tel. (415) 442-1753 at fax (415) 442-1010 or via email at blake@brobeck.com, if you have any questions or comments regarding the above matters. Thank you in advance for your cooperation.


                               Very truly yours,

                               Cisco Systems Capital Corporation

                               By ______________________________________
                                  Title:

Acknowledged and Agreed:
-----------------------

CAIS, Inc.

By: ______________________________
    Title:


CAIS Internet, Inc.


By: ______________________________
    Title:

                                   EXHIBIT A

Cisco Systems
[LOGO](TM)
Capital


December 2, 1999

                            SCHEDULE OF INFORMATION

          This Schedule of Information (this "Schedule") is an integral part of the Agreement dated as of June 30, 1999 (as amended, modified, renewed or extended from time to time, the "Credit Agreement") between CAIS, Inc. ("Borrower") and Cisco Systems Capital Corporation ("Lender"). Capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.

1.   Information Relating to the Loans and Borrower:

          Availability Period: From the Closing Date through the second anniversary thereof (the "Commitment Expiry Date"). As used herein, the "Availability Period" shall mean the period from the Closing Date through the Commitment Expiry Date.

          Commitment: $50,000,000 to be made available in multiple drawdowns, in minimum drawings of $100,000 or a multiple of $100,000 in excess thereof, provided however that no more than three Loan requests may be made by Borrower
--------
per month during the Availability Period. The Loans borrowed during the period from the Closing Date to the first anniversary thereof are "Tranche A1 Loans," and the Loans borrowed thereafter are "Tranche A2 Loans."

          Fee(s):


     (i) Closing Fee: 1.50% of the Commitment as of the Closing Date, payable in two parts: (1) 0.75% of the Commitment is payable on the Closing Date and (2) 0.75% of the Commitment is payable on the date that any Loan request is made which would cause the aggregate principal amount of outstanding Loans to exceed $25,000,000.

     (ii) Commitment Fee: 0.50% per annum on the average daily unused portion of the Commitment, computed on a monthly basis in arrears on the last Banking Day of each month based on the daily utilization for that month as calculated by Lender. Such Commitment Fee shall accrue from the Closing Date to the Commitment Expiry Date and shall be due and payable monthly in arrears on the last Banking Day of each calendar month, with the final payment to be made on the

               Commitment Expiry Date; provided that, in connection with any
                                       --------
               reduction or termination of the Commitment, the accrued Commitment Fee calculated for the period ending on such reduction or termination date shall also be paid on the date thereof. The Commitment Fee provided for herein shall accrue at all times after the above mentioned commencement date, including at any time during which one or more conditions precedent in Section 3.2 are not satisfied.

     (iii) Facility Fee: $20,000 per quarter. Such Facility Fee shall accrue from the Closing Date until the date upon which all Obligations due under the Credit Agreement shall have been paid in full and shall be due and payable quarterly in arrears on the last Banking Day of each calendar quarter, with a final payment to be made on the date upon which such final payment of Obligations is made. Any payment of Facility Fee for a partial quarter shall be calculated on a prorated basis.


     (iv) Prepayment Fee: 2% of the outstanding amount of the Loans as of the date of such prepayment for the first twelve months after the Closing Date; 1% of the outstanding amount of the Loans as of the date of such prepayment for the second twelve month period after the Closing Date; and 0.50% of the outstanding amount of the Loans as of the date of such prepayment for the third twelve month period after the Closing Date. Borrower shall provide Lender with at least 30 days written notice in the event of any prepayment.

               Closing Deadline:  December 2, 1999.

               Additional documents and information: Completion of additional due diligence satisfactory to Lender including satisfactory analysis validating underlying industry and market assumptions with regard to Borrower's business plan and pro forma financials.

               Other conditions:

               The following condition(s) precedent shall be satisfied on or prior to each Borrowing Date: (A) Borrower shall provide to Lender a detailed schedule or other listing of the Financed Products at least five Banking Days prior to the funding of such Loan, and, if any Subsidiary is the intended recipient of the Financed Products, designation of the Loan proceeds being borrowed for the benefit of such Subsidiary and identification of such Subsidiary and (B) each Loan request must be in principal amounts of at least $100,000 provided that Borrower shall not request more than three Loans per
         --------
month.

               Subsidiaries:  None.

2.  Additional Terms and Conditions:

               Use of Proceeds: Financing of Borrower's purchase of Cisco Products and related Cisco Systems' services from the Vendor thereof.

               Note(s): The execution and delivery of a Promissory Note in substantially the form of Exhibit B evidencing the Tranche A1 Loans and a
                          ---------
Promissory Note in the form of Exhibit C, evidencing the Tranche A2 Loans.
                               ---------

          Guaranty: The execution and delivery of a Guaranty, made by CAIS Internet, in favor of Lender in form and substance reasonably satisfactory to the Lender.

          Collateral Documents: The execution and delivery of a security agreement between Lender and Borrower in form and substance reasonably satisfactory to the Lender and a security agreement between Lender and each Guarantor referred to above in form and substance reasonably satisfactory to the Lender.

          Additional Loan Documents: The execution and delivery of landlord agreements and/or collateral access agreements pursuant to the Collateral Documents (each a "Landlord Agreement").

          Mandatory Prepayment: Upon the occurrence of any event or circumstance which results in a mandatory prepayment under Section 2.7(b) of the Nortel Credit Agreement (the "Nortel Prepayment Provision"), Borrower shall, as a condition to such prepayment, prepay a "Pro Rata Amount" of the outstanding Loans hereunder to Lender. For the purposes hereof, "Pro Rata Amount" shall mean an amount of the outstanding Loans prior to such prepayment determined by multiplying (i) the total outstanding amount of Loans prior to such prepayment by (ii) the quotient of (y) the amount of Indebtedness to be prepaid to Nortel pursuant to the Nortel Prepayment Provision by (z) the total amount of Indebtedness owed to Nortel under the Nortel Credit Agreement. Borrower shall promptly notify Lender of the occurrence of prepayment under the Nortel Prepayment Provision and the amount of any prepayment to be made hereunder.
When such notice is given, Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment made by Borrower hereunder shall be applied first to the outstanding principal of the Tranche A1 Loans first and second to the outstanding principal of the Tranche A2 Loans.

3.  Addresses for Notices:

          (a)  Borrower:


               CAIS, Inc.
               1255 22nd Street, NW
               Fourth Floor
               Washington, D.C. 20037
               Attn: Ulysses G. Auger, II
               Fax No.: (202) 463-7190

          (b)  Lender:

               Cisco Systems Capital Corporation
               Mailstop SJC2 - 3rd Floor
               170 West Tasman Drive
               San Jose, California 95134-1706
               Attn: Loan Administration, Worldwide Financial Services Fax No.: (408) 527-3993

4.  Lender's Account for Payments:

          Account no.: 1233124070
          Ref "CAIS, Inc."
          ABA no.: 121000358

          Account maintained with:
          Bank of America
          Concord, California

                 [remainder of page intentionally left blank]

Acknowledged and agreed:
-----------------------


Cisco Systems Capital Corporation



By: ______________________________
    Title:



CAIS, Inc.


By: ______________________________
    Title:

                                   EXHIBIT B

                              Notice of Borrowing
                              -------------------

Date:  __________

To:  Cisco Systems Capital Corporation
     Mailstop SJC2 - 3rd Floor
     170 West Tasman Drive
     San Jose, California 95134-1706
     Attn:  Loan Administration, Worldwide Financial Services
     Fax No.: (408) 527-3993

Re:  CAIS, Inc.
     ----------

Ladies and Gentlemen:

          The undersigned, CAIS, Inc. ("Borrower"), refers to the Agreement dated as of June 30, 1999 (as amended, modified, renewed or extended from time to time, the "Credit Agreement"), between Borrower and Cisco Systems Capital Corporation ("Lender"), the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.3 of the Credit Agreement, of the borrowing of the Loan specified herein:

1.  The date of the proposed borrowing is [the Closing Date] [_____________].

2.  The amount of the proposed borrowing is $___________.

3. The purpose of the borrowing is ____________________. Detailed information on any purchase transaction being financed by the proposed borrowing is attached hereto.

4. The payment instructions with respect to the funds to be made available to Borrower are as follows:

                                        CAIS, Inc.

                                        By: ___________________________

                                        Title: _________________________

                                   EXHIBIT C

                                Promissory Note
                                ---------------

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS. IT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNDER CIRCUMSTANCES THAT WOULD RESULT IN A VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 OR SUCH OTHER LAWS.

U.S.$25,000,000                                                December 2, 1999

          FOR VALUE RECEIVED, the undersigned, CAIS, Inc. ("Borrower"), a corporation organized and existing under the laws of the State of Virginia, HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of Cisco Systems Capital Corporation ("Lender"), a corporation organized and existing under the laws of the State of Nevada, the principal sum of twenty-five million United States Dollars (U.S.$25,000,000), or such greater or lesser amount as represents the aggregate principal amount of the Tranche A1 Loans made by Lender to Borrower pursuant to the Credit Agreement referred to below, in substantially equal consecutive quarterly installments, commencing on March 31, 2001, with subsequent installments payable on the last day of each calendar quarter thereafter, and with the last such installment to be due and payable on December 31, 2002 (the "Maturity Date") and in the amount necessary to repay in full the unpaid principal balance hereof.

          Borrower further promises to pay interest on the principal amount of each Loan outstanding hereunder on each Interest Payment Date (as defined below) until the Maturity Date, at a rate per annum equal at all times during each Interest Period for such Loan to LIBOR for such Interest Period plus 6.00% per annum (the "Interest Rate").

          The period between the date of a Loan and the Maturity Date shall be divided into successive periods, each such period being an "Interest Period" for purposes of this Promissory Note. The initial Interest Period for a Loan shall begin on the date such Loan is made and end on the next Quarterly Date. Each subsequent Interest Period shall begin on the last day of the immediately preceding Interest Period and shall end on the next succeeding Quarterly Date. As used herein, "LIBOR" means for any Interest Period the rate of interest per annum determined by Lender to be the rate of interest per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) for deposits in Dollars for three months appearing on the display page designated as "3750" in the Dow Jones Market Service (formerly known as the Telerate Service), or any replacement page thereof in the Dow Jones Market Service displaying London interbank offered rates of major banks for Dollar deposits, at or about 11:00 a.m. (London time) on the second Banking Day preceding the first day of the applicable calendar quarter in which such Interest Period occurs, provided that if no, or only one, such offered quotation appears on such Telerate display page (or such other replacement page), "LIBOR" shall be determined by reference to the Reuters Screen LIBO Page of the Reuters Monitor Money Rates Service (or any replacement page thereof or other applicable Reuters display page) or other comparable source of interest quotations for such interbank rates selected by Lender; and "Quarterly Date" means the last day of each calendar quarter.

          Interest on each Loan shall be payable in arrears to Lender on the last day of each calendar quarter and on the Maturity Date (each such date, an "Interest Payment Date"); provided that if any prepayment hereof is effected other than on an Interest Payment Date, accrued interest hereon shall be due on such prepayment date as to the principal amount prepaid.

          In the event that any amount of principal hereof or interest thereon, or any other amount payable hereunder or under the Credit Agreement, shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), Borrower shall pay interest on such unpaid amount to Lender, from the date such amount becomes due until the date such amount is paid in full, payable on demand of Lender, a fluctuating rate per annum equal at all times to the Prime Rate (as defined below) plus 8% per annum.

          As used herein, "Prime Rate" means for any day the rate of interest in effect for such day as publicly announced from time to time by Bank of America, N.A. as its "prime rate". Each change in the interest rate hereon based on a change in the Prime Rate shall be effective at the opening of business on the day specified in the public announcement of such change.

          All computations of interest hereunder shall be made on the basis of a year of 360 days for the actual number of days occurring in the period for which any such interest or fee is payable.

          Whenever any payment hereunder shall be stated to be due, or whenever any Interest Payment Date or any other date specified hereunder would otherwise occur, on a day other than a Banking Day, then, except to the extent otherwise provided hereunder, such payment shall be made, and such Interest Payment Date or other date shall occur, on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder; provided, however, that if such extension would cause
                       --------  -------
such payment to be made, or such Interest Payment Date or other date to occur, in the next following calendar month, such payment shall be made and such Interest Payment Date or other date shall occur on the next preceding Banking Day. As used herein, "Banking Day" means a day other than a Saturday or Sunday on which commercial banks are not required or authorized by law to close in San Jose, California, except that if the applicable Banking Day relates to any determination of LIBOR, "Banking Day" means such a day on which dealings are carried out in the applicable offshore U.S. Dollar interbank market.

          Each such payment shall be made on the date when due, in immediately available funds, to Lender's account at Bank of America, N.A., Concord, California, ABA no. 12100358, to account number 1233124070, ref. "CAIS, Inc.," or to such other account of Lender as it from time to time shall designate in a written notice to Borrower.

          All payments of principal, interest and other amounts made on or in respect to this Promissory Note shall be made in freely transferable United States Dollars for value received on the date of payment, without setoff, counterclaim or, to the extent permitted by applicable law, defense, and free and clear of and without deduction for any present and future taxes or charges whatsoever.

          Lender shall record the date and amount of each Loan made to Borrower, the amount of principal and interest due and payable from time to time hereunder, each payment thereof, and the resulting unpaid principal balance hereof, in Lender's internal records, and any such records shall be conclusive evidence absent manifest error of the amount of the Loans made by Lender and the interest and payments thereon; provided, however, that Lender's failure so to
                               --------  -------
record shall not limit or otherwise affect the obligations of Borrower hereunder and under the Credit Agreement to repay the principal of and interest on the Loans.

          This Promissory Note is a Note referred to in, and is subject to and entitled to the benefits of, the Agreement dated as of June 30, 1999 (as amended, modified, renewed or extended from time to time, the "Credit Agreement") between Borrower and Lender. Capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.

          The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived.

          This Promissory Note is subject to prepayment in whole or in part as provided in the Credit Agreement.

          Borrower hereby waives diligence, presentment, protest or notice of total or partial nonpayment or dishonor with respect to this Promissory Note.

          Failure by the holder hereof to exercise any of its rights hereunder in any instance shall not constitute a waiver thereof in that or any other instance.

          Borrower agrees to pay on demand all costs and expenses of Lender and its affiliates, and fees and disbursements of counsel (including allocated costs and expenses for internal legal services), in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, (i) this Promissory Note, and (ii) any out-of-court workout or other refinancing or restructuring or any bankruptcy or insolvency case or proceeding, including any losses, costs and expenses sustained by Lender as a result of any failure by Borrower to perform or observe its respective obligations contained herein.

          This Promissory Note shall be governed by, and construed in accordance with, the law of the State of New York.

          Borrower hereby (a) submits to the non-exclusive jurisdiction of the courts of the State of New York and the Federal courts of the United States sitting in the Borough of Manhattan (collectively, the "New York Courts"), for the purpose of any action or proceeding arising out of or relating to this Promissory Note, (b) irrevocably waives (to the extent permitted by applicable law) any objection which it now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the New York Courts, and any objection on the ground that any such action or proceeding in any New York Court has been brought in an inconvenient forum, and (c) agrees that (to the extent permitted by applicable law) a final judgment in any such action or proceeding brought in a New York Court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law.

          IN WITNESS WHEREOF, Borrower by its duly authorized legal representatives has executed this Promissory Note on the date and in the year first above mentioned.


                                  CAIS, Inc.



                                  By:___________________________
                                     Title:

                                   EXHIBIT D

                                Promissory Note
                                ---------------

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS. IT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNDER CIRCUMSTANCES THAT WOULD RESULT IN A VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 OR SUCH OTHER LAWS.

U.S.$25,000,000                                                 December 2, 1999

          FOR VALUE RECEIVED, the undersigned, CAIS, Inc. ("Borrower"), a corporation organized and existing under the laws of the State of Virginia, HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of Cisco Systems Capital Corporation ("Lender"), a corporation organized and existing under the laws of the State of Nevada, the principal sum of twenty-five million United States Dollars (U.S.$25,000,000), or such greater or lesser amount as represents the aggregate principal amount of the Tranche A2 Loans made by Lender to Borrower pursuant to the Credit Agreement referred to below, in substantially equal consecutive quarterly installments, commencing on March 31, 2002, with subsequent installments payable on the last day of each calendar quarter thereafter, and with the last such installment to be due and payable on December 31, 2002 (the "Maturity Date") and in the amount necessary to repay in full the unpaid principal balance hereof.

          Borrower further promises to pay interest on the principal amount of each Loan outstanding hereunder on each Interest Payment Date (as defined below) until the Maturity Date, at a rate per annum equal at all times during each Interest Period for such Loan to LIBOR for such Interest Period plus 6.00% per annum (the "Interest Rate").

          The period between the date of a Loan and the Maturity Date shall be divided into successive periods, each such period being an "Interest Period" for purposes of this Promissory Note. The initial Interest Period for a Loan shall begin on the date such Loan is made and end on the next Quarterly Date. Each subsequent Interest Period shall begin on the last day of the immediately preceding Interest Period and shall end on the next succeeding Quarterly Date. As used herein, "LIBOR" means for any Interest Period the rate of interest per annum determined by Lender to be the rate of interest per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) for deposits in Dollars for three months appearing on the display page designated as "3750" in the Dow Jones Market Service (formerly known as the Telerate Service), or any replacement page thereof in the Dow Jones Market Service displaying London interbank offered rates of major banks for Dollar deposits, at or about 11:00 a.m. (London time) on the second Banking Day preceding the first day of the applicable calendar quarter in which such Interest Period occurs, provided that if no, or only one, such offered quotation appears on such Telerate display page (or such other replacement page), "LIBOR" shall be determined by reference to the Reuters Screen LIBO Page of the Reuters Monitor Money Rates Service (or any replacement page thereof or other applicable Reuters display page) or other comparable source of interest quotations for such interbank rates selected by Lender; and "Quarterly Date" means the last day of each calendar quarter.

          Interest on each Loan shall be payable in arrears to Lender on the last day of each calendar quarter and on the Maturity Date (each such date, an "Interest Payment Date"); provided that if any prepayment hereof is effected other than on an Interest Payment Date, accrued interest hereon shall be due on such prepayment date as to the principal amount prepaid.

          In the event that any amount of principal hereof or interest thereon, or any other amount payable hereunder or under the Credit Agreement, shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), Borrower shall pay interest on such unpaid amount to Lender, from the date such amount becomes due until the date such amount is paid in full, payable on demand of Lender, a fluctuating rate per annum equal at all times to the Prime Rate (as defined below) plus 8% per annum.

          As used herein, "Prime Rate" means for any day the rate of interest in effect for such day as publicly announced from time to time by Bank of America, N.A. as its "prime rate". Each change in the interest rate hereon based on a change in the Prime Rate shall be effective at the opening of business on the day specified in the public announcement of such change.

          All computations of interest hereunder shall be made on the basis of a year of 360 days for the actual number of days occurring in the period for which any such interest or fee is payable.

          Whenever any payment hereunder shall be stated to be due, or whenever any Interest Payment Date or any other date specified hereunder would otherwise occur, on a day other than a Banking Day, then, except to the extent otherwise provided hereunder, such payment shall be made, and such Interest Payment Date or other date shall occur, on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder; provided, however, that if such extension would cause
                       --------  -------
such payment to be made, or such Interest Payment Date or other date to occur, in the next following calendar month, such payment shall be made and such Interest Payment Date or other date shall occur on the next preceding Banking Day. As used herein, "Banking Day" means a day other than a Saturday or Sunday on which commercial banks are not required or authorized by law to close in San Jose, California, except that if the applicable Banking Day relates to any determination of LIBOR, "Banking Day" means such a day on which dealings are carried out in the applicable offshore U.S. Dollar interbank market.

          Each such payment shall be made on the date when due, in immediately available funds, to Lender's account at Bank of America, N.A., Concord, California, ABA no. 12100358, to account number 1233124070, ref. "CAIS, Inc.," or to such other account of Lender as it from time to time shall designate in a written notice to Borrower.

          All payments of principal, interest and other amounts made on or in respect to this Promissory Note shall be made in freely transferable United States Dollars for value received on the date of payment, without setoff, counterclaim or, to the extent permitted by applicable law, defense, and free and clear of and without deduction for any present and future taxes or charges whatsoever.

          Lender shall record the date and amount of each Loan made to Borrower, the amount of principal and interest due and payable from time to time hereunder, each payment thereof, and the resulting unpaid principal balance hereof, in Lender's internal records, and any such records shall be conclusive evidence absent manifest error of the amount of the Loans made by Lender and the interest and payments thereon; provided, however, that Lender's failure so to
                               --------  -------
record shall not limit or otherwise affect the obligations of Borrower hereunder and under the Credit Agreement to repay the principal of and interest on the Loans.

          This Promissory Note is a Note referred to in, and is subject to and entitled to the benefits of, the Agreement dated as of June 30, 1999 (as amended, modified, renewed or extended from time to time, the "Credit Agreement") between Borrower and Lender. Capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.

          The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived.

          This Promissory Note is subject to prepayment in whole or in part as provided in the Credit Agreement.

          Borrower hereby waives diligence, presentment, protest or notice of total or partial nonpayment or dishonor with respect to this Promissory Note.

          Failure by the holder hereof to exercise any of its rights hereunder in any instance shall not constitute a waiver thereof in that or any other instance.

          Borrower agrees to pay on demand all costs and expenses of Lender and its affiliates, and fees and disbursements of counsel (including allocated costs and expenses for internal legal services), in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, (i) this Promissory Note, and (ii) any out-of-court workout or other refinancing or restructuring or any bankruptcy or insolvency case or proceeding, including any losses, costs and expenses sustained by Lender as a result of any failure by Borrower to perform or observe its respective obligations contained herein.

          This Promissory Note shall be governed by, and construed in accordance with, the law of the State of New York.

          Borrower hereby (a) submits to the non-exclusive jurisdiction of the courts of the State of New York and the Federal courts of the United States sitting in the Borough of Manhattan (collectively, the "New York Courts"), for the purpose of any action or proceeding arising out of or relating to this Promissory Note, (b) irrevocably waives (to the extent permitted by applicable law) any objection which it now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the New York Courts, and any objection on the ground that any such action or proceeding in any New York Court has been brought in an inconvenient forum, and (c) agrees that (to the extent permitted by applicable law) a final judgment in any such action or proceeding brought in a New York Court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law.

          IN WITNESS WHEREOF, Borrower by its duly authorized legal representatives has executed this Promissory Note on the date and in the year first above mentioned.


                                      CAIS, Inc.



                                      By: ________________________________
                                          Title: